EXHIBIT 99.2

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	17	2,531,469.21	0.84	5.947	662	81.15
6.001 - 6.500	111	15,552,210.52	5.15	6.368	660	76.09
6.501 - 7.000	326	44,556,582.43	14.76	6.834	643	76.06
7.001 - 7.500	355	48,147,299.12	15.94	7.328	635	77.96
7.501 - 8.000	458	59,044,952.04	19.55	7.797	610	79.74
8.001 - 8.500	305	36,302,545.14	12.02	8.326	587	80.36
8.501 - 9.000	280	32,059,016.62	10.62	8.794	576	82.10
9.001 - 9.500	174	17,262,281.53	5.72	9.291	582	85.32
9.501 - 10.000	193	17,152,428.48	5.68	9.800	621	92.47
10.001 - 10.500	150	10,036,251.17	3.32	10.266	656	97.68
10.501 - 11.000	126	7,325,179.10	2.43	10.803	643	97.70
11.001 - 11.500	63	3,309,652.18	1.10	11.304	644	99.30
11.501 - 12.000	56	2,963,152.13	0.98	11.798	636	99.37
12.001 - 12.500	93	4,123,239.53	1.37	12.241	625	99.95
12.501 - 13.000	28	1,400,466.54	0.46	12.768	636	99.75
13.001 - 13.500	2	57,794.43	0.02	13.152	622	99.60
13.501 - 14.000	3	137,630.00	0.05	13.671	641	100.00

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	342	11,631,952.85	3.85	10.717	645	95.85
50,000.01 - 100,000.00	888	68,154,735.10	22.57	8.901	616	84.60
100,000.01 - 150,000.00	844	105,642,908.94	34.99	7.920	612	80.38
150,000.01 - 200,000.00	666	116,532,553.28	38.59	7.740	622	80.37

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 3/27	739	88,915,796.08	29.45	8.040	593	79.82
ARM 2/28	514	66,936,307.14	22.17	7.871	607	79.55
30 Year Fixed	648	61,804,234.78	20.47	8.509	626	83.24
ARM 2/28 60 Month IO	173	26,285,123.87	8.70	7.237	653	80.40
30 Year Fixed Balloon 30/15	371	21,525,928.52	7.13	10.768	664	99.56
ARM 3/27 60 Month IO	82	12,078,056.03	4.00	7.209	652	78.69
ARM 3/27 Balloon 40/30	36	5,098,872.00	1.69	7.889	613	82.96
ARM 2/28 Balloon 40/30	37	4,968,806.29	1.65	7.643	628	80.87
15 Year Fixed	41	3,744,611.80	1.24	7.767	623	74.86
20 Year Fixed	44	3,272,906.19	1.08	9.108	633	81.84
30 Year Fixed Balloon 40/30	22	2,973,683.73	0.98	7.987	598	77.72
30 Year Fixed 60 Month IO	19	2,861,066.30	0.95	7.481	653	83.98
ARM 5/25 60 Month IO	6	729,600.00	0.24	6.861	634	77.00
ARM 5/25	4	436,157.44	0.14	7.713	645	88.14
10 Year Fixed	3	190,000.00	0.06	8.018	632	58.27
25 Year Fixed	1	141,000.00	0.05	7.990	607	100.00

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	1,518	195,381,040.56	64.70	7.818	609	79.74
Fixed Fully Amortizing	756	72,013,819.07	23.85	8.455	627	82.74
Fixed Balloon	393	24,499,612.25	8.11	10.431	656	96.91
Adjustable Balloon	73	10,067,678.29	3.33	7.768	620	81.93

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	2,460	260,008,303.97	86.11	8.332	612	82.22
60	280	41,953,846.20	13.89	7.239	652	80.10

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
109 - 120	3	190,000.00	0.06	8.018	632	58.27
157 - 168	1	46,029.81	0.02	9.500	673	99.99
169 - 180	411	25,224,510.51	8.35	10.325	658	95.89
229 - 240	44	3,272,906.19	1.08	9.108	633	81.84
289 - 300	1	141,000.00	0.05	7.990	607	100.00
337 - 348	2	162,237.58	0.05	9.293	686	99.99
349 - 360	2,278	272,925,466.08	90.38	7.970	614	80.63

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,407	155,056,785.00	51.35	8.285	619	82.10
1	660	77,269,271.80	25.59	7.928	616	79.72
2	321	34,269,579.33	11.35	8.083	620	83.08
3	148	14,981,937.55	4.96	8.090	616	83.25
4	123	12,872,881.50	4.26	8.465	615	84.41
5	42	4,100,859.34	1.36	8.266	612	85.24
6	6	323,797.01	0.11	10.284	600	92.60
7	8	925,760.75	0.31	8.413	599	86.29
8	4	323,062.93	0.11	8.720	620	86.59
9	3	236,009.18	0.08	9.891	622	99.74
10	12	1,056,900.78	0.35	9.692	672	97.29
11	3	337,037.61	0.11	9.755	685	99.71
12	2	122,010.68	0.04	9.578	667	100.00
13	1	86,256.71	0.03	9.000	706	99.99

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	2,093	264,015,492.41	87.43	7.818	612	79.38
2	647	37,946,657.76	12.57	10.696	661	99.60

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	2	172,437.00	0.06	7.332	601	17.20
20.01 - 25.00	5	479,773.27	0.16	8.503	548	22.81
25.01 - 30.00	3	289,000.00	0.10	7.230	622	27.76
30.01 - 35.00	13	1,381,205.07	0.46	7.460	597	32.72
35.01 - 40.00	11	1,204,935.43	0.40	7.835	580	37.72
40.01 - 45.00	13	1,495,571.92	0.50	7.414	605	43.01
45.01 - 50.00	26	3,213,522.45	1.06	7.424	585	48.45
50.01 - 55.00	24	3,089,067.76	1.02	7.458	606	52.32
55.01 - 60.00	45	5,664,868.74	1.88	7.452	593	57.76
60.01 - 65.00	61	7,504,077.34	2.49	7.769	578	63.54
65.01 - 70.00	101	12,858,491.75	4.26	7.693	573	68.74
70.01 - 75.00	192	24,086,812.54	7.98	7.866	580	73.73
75.01 - 80.00	955	121,899,002.05	40.37	7.607	625	79.77
80.01 - 85.00	187	22,983,769.91	7.61	8.151	595	84.31
85.01 - 90.00	294	35,956,382.45	11.91	8.150	616	89.55
90.01 - 95.00	105	11,526,964.18	3.82	8.410	642	94.26
95.01 - 100.00	703	48,156,268.31	15.95	10.202	653	99.93

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	149	17,922,238.52	5.94	8.564	509	72.97
520 - 539	159	19,104,445.97	6.33	8.574	529	74.61
540 - 559	186	21,896,454.67	7.25	8.450	549	76.42
560 - 579	185	21,220,914.64	7.03	8.189	569	78.18
580 - 599	216	26,455,588.31	8.76	8.113	590	84.29
600 - 619	342	37,460,086.29	12.41	8.103	610	82.48
620 - 639	497	48,061,229.30	15.92	8.413	629	83.79
640 - 659	355	39,436,953.35	13.06	7.947	649	83.51
660 - 679	273	28,630,759.40	9.48	7.937	669	84.64
680 - 699	149	16,120,052.23	5.34	7.887	688	86.19
700 - 719	88	9,885,686.58	3.27	8.038	708	87.13
720 - 739	73	8,503,343.15	2.82	7.829	729	87.13
740 - 759	40	4,347,208.05	1.44	7.828	750	84.01
760 - 779	19	2,001,204.71	0.66	8.000	769	86.71
780 - 799	7	768,900.00	0.25	8.082	789	87.83
800 - 819	2	147,085.00	0.05	9.087	811	76.09

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	1,532	181,650,429.88	60.16	7.973	599	78.59
Purchase	1,126	110,697,095.11	36.66	8.521	649	87.25
Rate/Term Refinance	82	9,614,625.18	3.18	8.161	607	83.62

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	2,335	256,765,496.69	85.03	8.145	614	81.76
Condo	176	19,229,291.97	6.37	8.189	634	81.16
Townhouse	95	11,244,898.25	3.72	7.922	638	81.61
Duplex	72	8,413,549.98	2.79	8.634	639	83.05
3-4 Unit	55	5,511,596.98	1.83	9.603	675	90.54
Row Home	4	473,710.23	0.16	7.255	616	81.53
Manufactured	2	217,264.73	0.07	8.285	591	84.58
PUD	1	106,341.34	0.04	12.190	659	100.00

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Full	1,436	164,523,023.85	54.48	7.966	599	80.89
Stated	1,284	135,730,504.98	44.95	8.418	640	82.97
NIV	20	1,708,621.34	0.57	9.850	663	98.33

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	2,628	289,455,669.75	95.86	8.190	617	82.11
Non-Owner Occupied	112	12,506,480.42	4.14	7.953	648	77.67

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	1,503	157,902,421.77	52.29	8.079	664	84.56
B	827	95,035,304.54	31.47	8.156	589	81.46
C	410	49,024,423.86	16.24	8.550	526	74.33

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Florida	530	60,244,382.44	19.95	8.083	625	80.33
Illinois	347	42,953,677.64	14.22	7.935	621	82.21
California	281	33,297,924.54	11.03	8.646	639	83.30
Texas	214	20,011,616.14	6.63	7.972	606	81.10
Michigan	155	14,471,292.16	4.79	8.617	604	84.95
Arizona	99	12,808,004.08	4.24	7.822	623	80.65
Pennsylvania	117	11,576,690.87	3.83	8.148	601	82.82
Maryland	85	10,566,394.56	3.50	7.943	601	77.36
North Carolina	97	9,544,180.46	3.16	8.215	610	85.44
Georgia	82	8,556,548.37	2.83	8.254	603	83.12
Wisconsin	88	8,291,847.94	2.75	8.671	605	83.98
Virginia	54	6,755,750.06	2.24	8.340	588	78.47
Washington	49	6,487,310.20	2.15	7.902	613	82.14
Massachusetts	50	6,238,801.70	2.07	8.280	632	82.34
Nevada	47	6,224,379.69	2.06	7.800	631	81.07
Indiana	71	5,950,124.13	1.97	8.595	606	86.90
Tennessee	65	5,895,470.43	1.95	8.446	604	85.41
New Jersey	37	4,244,403.54	1.41	8.281	631	78.59
Oregon	33	4,148,013.62	1.37	7.428	629	83.38
Ohio	38	3,358,222.38	1.11	8.297	615	86.22
Minnesota	24	2,864,628.56	0.95	8.145	611	81.16
Colorado	27	2,391,509.96	0.79	7.761	634	83.39
Connecticut	18	2,254,453.80	0.75	8.082	626	79.56
Rhode Island	23	2,048,877.54	0.68	9.321	625	82.88
Missouri	19	1,614,081.40	0.53	8.689	594	83.51
New York	12	1,496,656.32	0.50	8.272	591	71.00
Idaho	11	1,178,515.32	0.39	8.015	599	84.41
Kentucky	12	1,104,690.76	0.37	8.300	608	83.79
Utah	9	1,080,700.74	0.36	7.781	636	82.94
Nebraska	13	1,067,809.50	0.35	8.728	615	85.70
Louisiana	4	452,600.00	0.15	8.548	591	84.62
Iowa	5	449,101.98	0.15	8.594	605	82.82
Hawaii	3	438,918.00	0.15	7.005	626	35.53
New Mexico	4	435,192.86	0.14	7.056	599	75.50
Delaware	3	348,280.00	0.12	8.280	660	84.06
New Hampshire	2	242,900.00	0.08	8.524	604	65.90
Kansas	3	217,500.00	0.07	7.850	680	88.97
Oklahoma	2	177,344.40	0.06	7.509	596	84.47
South Carolina	3	164,454.08	0.05	10.863	612	90.42
Arkansas	1	134,300.00	0.04	7.990	560	67.15
South Dakota	2	110,000.00	0.04	7.502	709	84.00
Wyoming	1	64,600.00	0.02	9.500	571	95.00

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	993	100,086,468.32	33.15	8.313	615	82.68
12	96	11,794,874.16	3.91	8.040	634	82.28
24	638	80,349,129.55	26.61	7.912	622	81.42
36	1,013	109,731,678.14	36.34	8.269	616	81.57

Total:	2,740	301,962,150.17	100.00	8.180	618	81.92

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	9	1,305,581.39	0.64	7.774	560	79.06
3.501 - 4.000	43	6,024,661.75	2.93	7.290	602	77.90
4.001 - 4.500	7	1,075,316.47	0.52	6.716	618	80.46
4.501 - 5.000	3	312,817.83	0.15	7.835	618	80.94
5.001 - 5.500	19	2,451,736.77	1.19	6.913	642	79.46
5.501 - 6.000	95	13,483,336.59	6.56	7.179	631	77.26
6.001 - 6.500	208	30,205,024.32	14.70	7.089	637	79.24
6.501 - 7.000	289	40,341,737.59	19.64	7.308	633	77.99
7.001 - 7.500	266	34,392,863.86	16.74	7.706	618	80.12
7.501 - 8.000	284	33,583,906.73	16.35	8.258	592	80.06
8.001 - 8.500	212	24,822,713.48	12.08	8.695	574	81.66
8.501 - 9.000	125	14,041,454.13	6.83	9.137	564	84.30
9.001 - 9.500	24	2,871,065.60	1.40	9.499	569	85.49
9.501 - 10.000	5	435,172.08	0.21	10.027	573	82.62
10.001 - 10.500	2	101,330.26	0.05	10.516	554	82.47

Total:	1,591	205,448,718.85	100.00	7.815	610	79.85

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
8.501 - 9.000	1	177,650.00	0.09	8.850	542	85.00
11.001 - 11.500	1	167,876.27	0.08	6.250	584	80.00
11.501 - 12.000	1	137,461.96	0.07	5.960	596	80.00
12.001 - 12.500	3	387,254.52	0.19	6.228	663	80.00
12.501 - 13.000	25	3,573,877.58	1.74	6.368	655	77.78
13.001 - 13.500	92	13,269,880.96	6.46	6.454	661	76.50
13.501 - 14.000	235	33,235,808.06	16.18	6.889	635	77.02
14.001 - 14.500	256	35,119,999.81	17.09	7.354	635	78.86
14.501 - 15.000	360	47,890,366.41	23.31	7.821	610	80.11
15.001 - 15.500	229	28,008,316.06	13.63	8.340	584	80.35
15.501 - 16.000	213	24,795,404.12	12.07	8.810	570	81.97
16.001 - 16.500	107	11,594,210.47	5.64	9.271	567	84.24
16.501 - 17.000	49	5,558,536.25	2.71	9.758	565	86.70
17.001 - 17.500	13	1,194,437.65	0.58	10.216	574	88.48
17.501 - 18.000	6	337,638.73	0.16	10.668	551	84.24

Total:	1,591	205,448,718.85	100.00	7.815	610	79.85

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	15	2,198,983.55	1.07	5.950	656	80.22
6.001 - 6.500	88	12,520,384.44	6.09	6.358	662	76.42
6.501 - 7.000	230	32,757,083.15	15.94	6.835	639	76.93
7.001 - 7.500	258	35,709,275.18	17.38	7.328	636	78.77
7.501 - 8.000	367	48,738,348.58	23.72	7.796	610	80.00
8.001 - 8.500	231	28,242,099.59	13.75	8.328	583	80.34
8.501 - 9.000	219	25,684,381.74	12.50	8.793	570	81.88
9.001 - 9.500	111	12,003,178.88	5.84	9.275	569	84.30
9.501 - 10.000	53	6,062,907.36	2.95	9.759	564	86.18
10.001 - 10.500	13	1,194,437.65	0.58	10.216	574	88.48
10.501 - 11.000	6	337,638.73	0.16	10.668	551	84.24

Total:	1,591	205,448,718.85	100.00	7.815	610	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Balance <= $200k

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1	94,879.22	0.05	8.590	537	84.12
1.500	3	342,076.88	0.17	8.669	582	86.50
2.000	2	265,449.26	0.13	9.543	576	86.44
3.000	1,585	204,746,313.49	99.66	7.811	610	79.83

Total:	1,591	205,448,718.85	100.00	7.815	610	79.85

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	64	8,370,477.34	4.07	7.772	609	78.26
1.500	1,527	197,078,241.51	95.93	7.817	610	79.92

Total:	1,591	205,448,718.85	100.00	7.815	610	79.85

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	68	8,616,585.88	4.19	7.387	615	79.38
22 - 26	656	89,573,651.42	43.60	7.719	621	79.89
27 - 31	16	1,796,176.54	0.87	8.128	594	84.73
32 - 36	841	104,296,547.57	50.77	7.935	600	79.76
52 - 56	1	188,000.00	0.09	6.250	582	70.94
57 - 61	9	977,757.44	0.48	7.359	649	83.14

Total:	1,591	205,448,718.85	100.00	7.815	610	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey